                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON SHARE PURCHASE RIGHTS)
                                       OF
                         UNIVERSAL INTERNATIONAL, INC.
                         PURSUANT TO THE EXCHANGE OFFER
                                       BY
                              99CENTS ONLY STORES
        DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS DATED AUGUST 6, 1998

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 16, 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          BY MAIL:                BY FACSIMILE TRANSMISSION:          BY HAND OR OVERNIGHT
  American Stock Transfer               (718) 921-8334                     DELIVERY:
      & Trust Company          CONFIRM FACSIMILE BY TELEPHONE:      American Stock Transfer
       40 Wall Street                   (800) 937-5449                  & Trust Company
  New York, New York 10005                                        40 Wall Street - 46th Floor
                                                                    New York, New York 10005

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by shareholders if certificates for Universal Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if tenders of Universal Shares are to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Exchange Agent") at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in the section of the Proxy Statement/ Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares."

    Holders of Universal Shares whose certificates for such shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Proxy Statement/Prospectus (as defined below)) or who cannot complete the procedures for a book-entry transfer on a timely basis, must tender their Universal Shares according to the guaranteed delivery procedures set forth in the section of the Proxy Statement/Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

/ /  CHECK HERE IF TENDERED UNIVERSAL SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Check Box of Book-Entry Transfer Facility:

/ /  The Depository Trust Company

/ /  Midwest Securities Trust Company

/ /  Philadelphia Depository Trust Company

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

/ /  CHECK HERE IF TENDERED UNIVERSAL SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

                    DESCRIPTION OF UNIVERSAL SHARES TENDERED

   ----------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(S) OF REGISTERED SHAREHOLDER(S)                  SHARE CERTIFICATE(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                 AND UNIVERSAL SHARES TENDERED
           APPEAR(S) ON SHARE CERTIFICATE(S)                   (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER OF
                                                                             UNIVERSAL        NUMBER OF
                                                                              SHARES          UNIVERSAL
                                                           CERTIFICATE    REPRESENTED BY       SHARES
                                                           NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
----------------------------------------------------------------------------------------------------------

                                                         -------------------------------------------------

                                                         -------------------------------------------------

                                                         -------------------------------------------------

                                                         -------------------------------------------------
                                                         TOTAL NUMBER OF
                                                            UNIVERSAL
                                                             SHARES
----------------------------------------------------------------------------------------------------------
  *  Need not be completed by book-entry shareholders.
 **  Unless otherwise indicated, it will be assumed
     that all Universal Shares represented by any
     certificates delivered to the Exchange Agent are
     being tendered. See Instruction 4.

----------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to 99 CENTS Only Stores, a California corporation ("99 CENTS Only Stores"), the above-described shares of common stock, $0.05 par value per share (the "Universal Shares"), of Universal International, Inc., a Minnesota corporation ("Universal"), including the associated common share purchase rights (each, a "Right" and collectively, the "Rights") issued pursuant to the Rights Agreement, dated as of April 19, 1996, as amended between Universal and Norwest Bank Minnesota, National Association, as Rights Agent. Unless the contract otherwise requires and unless and until all Rights are redeemed, all references to Universal Shares shall include the associated Rights. The undersigned is tendering the above-described Universal Shares pursuant to the offer by 99 CENTS Only Stores to exchange one share of common stock, no par value per share (the "99 CENTS Only Stores Common Stock"), of 99 CENTS Only Stores for each sixteen (16) Universal Shares (the "Exchange Consideration"), upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus dated August 6, 1998 of 99 CENTS Only Stores (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together with the Proxy Statement/Prospectus, constitute the "Exchange Offer").

    Subject to, and effective upon, acceptance for exchange of and exchange for the Universal Shares tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, 99 CENTS Only Stores all right, title and interest in and to all of the Universal Shares that are being tendered hereby and any and all dividends on the Universal Shares or any distribution (including, without limitation, the issuance of additional Universal Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Universal Shares that is declared or paid by Universal on or after September 16, 1998 and is payable or distributable to shareholders of record on a date prior to the transfer into the name of 99 CENTS Only Stores or its nominees or transferees on Universal's stock transfer records of the Universal Shares exchanged pursuant to the Exchange Offer (a "Distribution"), and constitutes and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Universal Shares (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Universal Shares on the account books maintained by the Book-Entry Transfer Facilities, together in each case with all accompanying evidences of transfer and authenticity, to or upon the order of 99 CENTS Only Stores upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Consideration, (b) present such Universal Shares (and any Distributions) for transfer on the books of Universal and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Universal Shares (and any Distributions), all in accordance with the terms of the Exchange Offer.

    The undersigned hereby irrevocably appoints David Gold and Eric Schiffer, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Universal Shares tendered hereby which have been accepted for exchange by 99 CENTS Only Stores prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of the shareholders of Universal (whether annual or special and whether or not an adjourned meeting). This power of attorney and proxy is coupled with an interest in Universal and in the Universal Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Universal Shares by 99 CENTS Only Stores in accordance with the terms of the Exchange Offer. Such acceptance for exchange shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Universal Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Universal Shares tendered hereby, and when the Universal Shares tendered hereby are accepted for exchange by 99 CENTS Only Stores, 99 CENTS Only Stores will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or 99 CENTS Only Stores to be necessary or desirable to complete the sale, assignment and transfer of the Universal Shares tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

    All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

    The undersigned understands that tenders of Universal Shares pursuant to any one of the procedures described in the section of the Proxy Statement/Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares" and in the instructions hereto will constitute an agreement between the undersigned and 99 CENTS Only Stores upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Proxy Statement/Prospectus, 99 CENTS Only Stores may not be required to accept for exchange any of the Universal Shares tendered hereby.

    Unless otherwise indicated herein under "Special Exchange Instructions," please issue the certificates for shares of 99 CENTS Only Stores Common Stock and any cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock, as discussed in the Proxy Statement/Prospectus, and return any Share Certificates not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Universal Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein under "Special Delivery Instructions", please mail the certificates for the shares of 99 CENTS Only Stores Common Stock and any check for cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock and any Share Certificates not tendered or not accepted for exchange (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please issue the certificates for the shares of 99 CENTS Only Stores Common Stock and any check for cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock and any Share Certificates not tendered or not accepted for exchange in the name(s) of, and mail said check and certificates to, the person(s) so indicated. The undersigned recognizes that 99 CENTS Only Stores has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Universal Shares from the name of the registered holder(s) thereof if 99 CENTS Only Stores does not accept for exchange any of the Universal Shares so tendered.

------------------------------------------------

                         SPECIAL EXCHANGE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the certificates for shares of 99 CENTS Only Stores Common Stock and any check for any cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock or Share Certificates not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

  Issue to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)

------------------------------------------------------------

------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the certificates for shares of 99 CENTS Only Stores Common Stock and any check for any cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock or Share Certificates not tendered or not accepted for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                     HOLDERS OF UNIVERSAL SHARES SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

  Signature(s) of Owner(s) ___________________________________________________

  ____________________________________________________________________________

  Dated ______________________________________________________________________

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  Name(s) ____________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Taxpayer Identification or Social Security Number __________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Dated ______________________________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a financial institution (including most commercial banks, savings and loan associations and brokerage houses) participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), except in cases where Universal Shares are tendered (i) by a registered holder of Universal Shares who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the signatory of this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for exchange or not tendered is to be returned, to a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND UNIVERSAL SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Universal Shares is to be made by book-entry transfer pursuant to the procedures set forth in the section of the Proxy Statement/Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares." Certificates for all physically delivered Universal Shares, or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Universal Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), or an Agent's Message in connection with a book-entry delivery of Universal Shares, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If a shareholder desires to tender Universal Shares pursuant to the Exchange Offer and such shareholder's Share Certificates evidencing such Universal Shares are not immediately available or such shareholder cannot deliver the Share Certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or such shareholder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Universal Shares may nevertheless be tendered pursuant to the guaranteed delivery procedure set forth in the section of the Proxy Statement/Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by 99 CENTS Only Stores, must be received by the Exchange Agent prior to the Expiration Date; and
(iii) the Share Certificates (or a book-entry confirmation) evidencing all tendered Universal Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Universal Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that 99 CENTS Only Stores may enforce such agreement against such participant.

    THE METHOD OF DELIVERY OF UNIVERSAL SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER OF UNIVERSAL SHARES AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. SHAREHOLDERS WHOSE UNIVERSAL SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR ASSISTANCE IN TENDERING THOSE UNIVERSAL SHARES.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Universal Shares will be exchanged. By executing this Letter of Transmittal (or a facsimile hereof), the tendering holder of Universal Shares waives any right to receive any notice of the acceptance for exchange of the Universal Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Universal Shares and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF UNIVERSAL SHARES WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Universal Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Universal Shares which are to be tendered in the box entitled "Number of Universal Shares Tendered." In such case, a new certificate for the remainder of the Universal Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. All Universal Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Universal Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Universal Shares without any alteration or change whatsoever.

    If any of the Universal Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Universal Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registration of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Universal Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless certificates for shares of 99 CENTS Only Stores Common Stock or any checks for any cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock are issued, or Universal Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Universal Shares tendered hereby, certificates must be endorsed or accompanied by stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Universal Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to 99 CENTS Only Stores of the authority of such person to act must be submitted.

    6. STOCK TRANSFER TAXES. Any stock transfer taxes with respect to the exchange and transfer of any Universal Shares to 99 CENTS Only Stores or its order pursuant to the Exchange Offer will be paid by or on behalf of 99 CENTS Only Stores. If, however, certificates for shares of 99 CENTS Only Stores Common Stock or any checks for any cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock are issued, or Universal Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the consideration to be received by such holder unless satisfactory evidence of the payment of such taxes, or exception therefrom, is submitted.

    7. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. If the certificates for shares of 99 CENTS Only Stores Common Stock or any checks for any cash payment in lieu of payment of fractional shares of 99 CENTS Only Stores Common Stock are to be issued, or any Universal Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the certificates for shares of 99 CENTS Only Stores Common Stock, or any checks for any cash payment in lieu of fractional shares of 99 CENTS Only Stores Common Stock or any certificates for Universal Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Proxy Statement/Prospectus, the Letter of Transmittal and other Exchange Offer materials may be obtained from the Information Agent as set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee, as applicable, for assistance concerning the Exchange Offer.

    9. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder of Universal Shares whose Universal Shares are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 set forth below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50.00 penalty. In addition, payments that are made to such holder or other payee with respect to Universal Shares exchanged in the Exchange Offer may be subject to 31% backup withholding.

    Certain holders of Universal Shares (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder of Universal Shares must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Exchange Agent. See the enclosed "Guidelines For Certification of Taxpayer Identification Number On Substitute Form W-9" for more instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the holder of Universal Shares or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 should be checked if the tendering holder of Universal Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Universal Shares or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

    The holder of Universal Shares is required to give the Exchange Agent the TIN (E.G., social security number or employer identification number) of the record owner of the Universal Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Universal Shares. If the Universal Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance as to which number to report.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Universal Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    11.  WAIVER OF CONDITIONS.  Subject to the terms of the Exchange Offer,
99 CENTS Only Stores reserves the absolute right in its sole discretion to waive any of the specified conditions of the Exchange Offer, in whole or in part, in the case of any Universal Shares tendered.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)
             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

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           SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR TIN       Social Security Number
            FORM W-9              IN THE BOX AT THE RIGHT AND                 or Employer
   Department of the Treasury     CERTIFY BY SIGNING AND DATING          Identification Number
    Internal Revenue Service      BELOW.                               ------------------------
                                  -----------------------------------------------------------------
                                  PART 2--Certifications--Under penalties of perjury, I certify that:
                                  (1)  The number shown on this form is my correct Taxpayer
  Payer's Request for Taxpayer    Identification Number (or I am waiting for a number to be issued
 Identification Number ("TIN")
                                       to me and have checked the box in Part 3), and
                                  (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am
                                       subject to backup withholding as a result of a failure to
                                       report all interest or dividends, or (c) the IRS has
                                       notified me that I am no longer subject to backup
                                      withholding.

                                  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                  -----------------------------------------------------------------
                                  SIGNATURE                           Part 3--Awaiting TIN--> / /
                                  DATE
---------------------------------------------------------------------------------------------------
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE
      REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

----------------------------------------------------------------------

        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature
--------------------------------------------------------           Date
-------------------
----------------------------------------------------------------------

    THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR UNIVERSAL SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF UNIVERSAL OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

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          BY MAIL:                BY FACSIMILE TRANSMISSION:          BY HAND OR OVERNIGHT
  American Stock Transfer               (718) 921-8334                     DELIVERY:
      & Trust Company          CONFIRM FACSIMILE BY TELEPHONE:      American Stock Transfer
       40 Wall Street                   (800) 937-5449                  & Trust Company
  New York, New York 10005                                        40 Wall Street - 46th Floor
                                                                    New York, New York 10005
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    Questions and requests for assistance may be directed to the Information
Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Proxy Statement/Prospectus, the Letter of
Transmittal and other Exchange Offer materials may be obtained from the
Information Agent as set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee, as applicable, for assistance concerning the Exchange Offer.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue

                            New York, New York 10010

                         (212) 929-5500 (Call Collect)

                        or Call Toll Free (800) 322-2885

                 THE DEALER MANAGER FOR THE EXCHANGE OFFER IS:

                               PIPER JAFFRAY INC.

                             222 South Ninth Street
                          Minneapolis, Minnesota 55402
                                 (612) 342-6221